BlackRock Municipal Bond Fund, Inc.
BlackRock Short-Term Municipal Fund
(the “Fund”)
Investor and Institutional Shares

Supplement dated October 14, 2016
to the Prospectus dated October 28, 2015

Effective as of October 14, 2016, BlackRock Advisors, LLC (“BlackRock”) has agreed to adjust the caps on total expenses to reduce the net expenses paid by shareholders of the Fund. To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees and/or expenses if the Fund’s annual fund operating expenses, excluding certain expenses described in the prospectus, exceed a certain limit for the Fund’s Investor A, Investor C and Institutional Shares. Accordingly, the Fund’s Prospectus is amended as follows:

The section of the Fund’s Prospectus entitled “Fund Overview — Key Facts About BlackRock Short-Term Municipal Fund — Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”) or its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. (“PNC”) and their respective affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” section on page 37 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-69 of Part II of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	3.00%	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Management Fee	0.33%	0.33%	0.33%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.12%	0.14%	0.18%
Total Annual Fund Operating Expenses	0.70%	1.47%	0.51%
Fee Waivers and/or Expense Reimbursements[3]	(0.09)%	(0.11)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[3]	0.61%	1.36%	0.36%

[1]	A contingent deferred sales charge (“CDSC”) of 0.50% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase of an investment of $250,000 or more.
[2]	There is no CDSC on Investor C Shares after one year.
[3]	As described in the “Management of the Funds” section of the Fund’s prospectus on page 52, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.61% (for Investor A Shares), 1.36% (for Investor C Shares) and 0.36% (for Institutional Shares) of average daily net assets through October 31, 2017. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the BlackRock Municipal Bond Fund, Inc. or by a vote of a majority of the outstanding securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$360	$508	$669	$1,136
Investor C Shares	$238	$454	$792	$1,748
Institutional Shares	$37	$148	$270	$626

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$138	$454	$792	$1,748

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

The section of the table immediately following the eighth paragraph in the section of the Prospectus entitled “Management of the Funds — BlackRock” as it relates solely to the Fund, is deleted in its entirety and replaced with the following:

Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Short-Term Fund
Investor A Shares	0.61%
Investor C Shares	1.36%
Institutional Shares	0.36%

[1]	The contractual caps are in effect through October 31, 2017. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of BlackRock Municipal Bond Fund, Inc. or by a vote of a majority of the outstanding voting securities of the Fund.
[2]	As a percentage of average daily net assets.

Shareholders should retain this Supplement for future reference.

PRO-10051-1016SUP